[PHOTO OMITTED]

The
Gabelli
Small
Cap
Growth
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1999

                       The Gabelli Small Cap Growth Fund

                                 Annual Report
                             September 30, 1999(a)

To Our Shareholders,

      In the third quarter of 1999, the retreating bond market, tumbling dollar, and another Federal Reserve interest rate hike had investors on the defensive. The small cap stock rally stalled, and the Russell 2000 Index retreated in lock step with the leading large cap stock market indices. Our portfolio outperformed its Russell 2000 benchmark in the third quarter of 1999, but still lost ground. Over the first three quarters of this year, the Fund continues to enjoy a modest lead over the Russell 2000.

Investment Performance

      For the quarter ended September 30, 1999, The Gabelli Small Cap Growth Fund's (the "Fund") net asset value declined 4.80%. The Value Line Composite and Russell 2000 Indices declined 8.18% and 6.32%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 19.24% over the trailing twelve-month period. The Value Line Composite and Russell 2000 Indices rose 22.44% and 19.07%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, 1999, the Fund's total return averaged 14.23% annually versus average annual total returns of 15.73% and 12.39% for the Value Line Composite and Russell 2000 Indices, respectively. Since inception on October 22, 1991 through September 30, 1999, the Fund had a cumulative total return of 250.07%, which equates to an average annual total return of 17.08%.

What We Do

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as a dominant market share, niche franchise in a growing and/or consolidating industry.

                                                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------
                                       Calendar Quarter
                              --------------------------------
                                1st    2nd      3rd      4th       Year
                                ---    ---      ---      ---       ----

 1999: Net Asset Value ...... $19.59  $22.94  $21.84        --        --
       Total Return .........  (6.8)%  17.1%   (4.8)%       --        --
--------------------------------------------------------------------------------
 1998: Net Asset Value ...... $23.93  $23.59  $18.81    $21.01    $21.01
       Total Return .........  10.9%   (1.4)% (20.3)%    14.7%      0.0%
--------------------------------------------------------------------------------
 1997: Net Asset Value ...... $19.11  $22.23  $25.42    $21.58    $21.58
       Total Return .........   3.1%   16.3%   14.7%     (0.8)%    36.5%
--------------------------------------------------------------------------------
 1996: Net Asset Value ...... $19.65  $20.68  $20.02    $18.53    $18.53
       Total Return .........   6.2%    5.2%   (3.2)%     3.4%     11.9%
--------------------------------------------------------------------------------
 1995: Net Asset Value ...... $17.03  $17.88  $19.34    $18.50    $18.50
       Total Return .........   7.4%    5.0%    8.2%      2.6%     25.2%
--------------------------------------------------------------------------------
 1994: Net Asset Value ...... $16.76  $16.33  $17.24    $15.85    $15.85
       Total Return .........  (3.6)%  (2.6)%   5.6%     (2.1)%    (2.9)%
--------------------------------------------------------------------------------
 1993: Net Asset Value ...... $15.46  $15.74  $16.90    $17.38    $17.38
       Total Return .........   6.6%    1.8%    7.4%      5.3%      22.8%
--------------------------------------------------------------------------------
 1992: Net Asset Value ...... $13.42  $13.41  $13.10    $14.50    $14.50
       Total Return .........   9.9%   (0.1)%  (2.3)%    12.1%     20.3%
--------------------------------------------------------------------------------
 1991: Net Asset Value ......    --      --      --     $12.21    $12.21
       Total Return .........    --      --      --      22.9%(b)  22.9%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns - September 30, 1999 (a)
--------------------------------------------------------------------------------

1 Year .................................................................. 19.24%
5 Year .................................................................. 14.23%
Life of Fund (b) ........................................................ 17.08%

--------------------------------------------------------------------------------
                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                 Rate Per Share            Reinvestment Price
-----------------                 --------------            ------------------

December 21, 1998                      $0.534                    $19.80
December 29, 1997                      $3.590                    $21.29
September 30, 1997                     $0.070                    $25.42
December 27, 1996                      $2.160                    $18.46
December 29, 1995                      $1.340                    $18.50
December 30, 1994                      $1.030                    $15.85
December 31, 1993                      $0.420                    $17.38
December 31, 1992                      $0.185                    $14.50
December 31, 1991                      $0.080                    $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE GABELLI SMALL CAP GROWTH FUND, THE RUSSELL 2000 INDEX
                             AND THE S&P 500 INDEX

               Gabelli Small
              Cap Growth Fund    Russell 2000 Index      S&P 500 Index
              ---------------    ------------------      -------------
10/22/91          $10,000             $10,000               $10,000
9/30/92           $13,410             $11,184               $11,021
9/30/93           $17,229             $14,897               $12,464
9/30/94           $18,004             $15,374               $12,925
9/30/95           $21,513             $18,971               $16,777
9/30/96           $23,874             $21,397               $20,183
9/30/97           $33,949             $28,499               $28,337
9/30/98           $29,366             $23,084               $30,916
9/30/99           $35,016             $27,486               $39,508

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kinds of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

COMMENTARY

Too Much of a Good Thing?

      In the third quarter of 1999, the U.S. economy continued to barrel along at a pace that investors feared would lead to higher inflation. Paced by the long anticipated recovery in Japan, Asian economies are perking up. Coupled with prospects that European economies are gaining momentum, this has spawned concern that synchronized global growth would further increase inflationary pressure here at home. All of this positive global economic news was simply too much of a good thing for the U.S. bond market, which continued to slide.

      Long term, synchronized global growth is a blessing--we should all be thinking in terms of Gross World Product ("GWP") rather than Gross Domestic Product ("GDP"). However, in the short term it may put additional pressure on the Fed to press down on the monetary brakes. Investors should view this as a dose of cod liver oil--bitter medicine, but a tonic that will improve the long term health of the economy and the stock market. Unfortunately, "Mr. Market" often does not like to take his medicine and additional Fed interest rate hikes and higher bond yields are not likely to improve his mood. So, even though third quarter corporate earnings are likely to be quite strong, price/earnings ("P/E") multiples (a function of investor psychology and interest rates) may continue to contract, sending stocks even lower. The good news in this scenario would be the return of Ben Graham's "margin of safety" to the market.

      If the domestic economy begins to decelerate in the fourth quarter and the Fed declares a monetary cease-fire, "Mr. Market" may be in a better mood. Although P/E multiples are not likely to expand, they may stabilize, allowing earnings to rally stocks. However, with equity valuations still at relatively lofty levels, advances will engender additional speculative risks.

Small Trees in a Stiff Wind

      We were encouraged by small cap stocks' excellent performance versus large cap stocks in the second quarter. We were equally pleased by small caps' competitive performance this quarter. In the market corrections of recent years, small cap stocks had been hit much harder than large cap stocks, as investors tended to abandon the saplings and cling to the large oaks during market storms. This time around, small caps were bent, but unbroken.

      Why the change? Perhaps investors recognize that, in general, small cap stocks offer much better fundamental value. Russell 2000 earnings are expected to outpace Standard & Poor's 500 earnings this year and next, yet the Russell 2000 has a lower price/earnings ratio. Perhaps small cap stocks are simply "washed out". In recent years, small cap stocks have been stuck in the mud while large caps have soared. Most everyone who has wanted out has gotten out, leaving small caps in the hands of more resolute investors.

      Does this mean small cap stocks will excel when the market rights itself? We do not know. Mergers and acquisitions activity in the small cap stock universe is intensifying. Share repurchases are higher than they have been since the aftermath of the 1987 downturn. Insider buying is also gaining momentum. Smart money is focusing on small cap stocks. We think it is just a matter of time before more investors smarten up.

The Dollar in Limbo--How Low Can It Go?

      As we write, the dollar has hit a four-year low against the yen. This is another good news/bad news situation. A cheaper dollar benefits U.S. exporters and ultimately would help reduce trade deficits, which have been running at extraordinarily high levels. It also bolsters dollar denominated earnings from the international operations of U.S. companies. However, over the short term, it actually increases dollar calculated trade deficits. Perhaps most importantly, a lower dollar is potentially inflationary, because the prices of imported products that U.S. consumers treasure will move higher. If the American consumer is willing to pay these higher prices for Toyota cars and trucks, Sony big screen televisions, and Sega video games, it will soon be reflected in the Consumer Price Index ("CPI"). This leads us to another important question...

Will Fatigue Hit the American Consumer?

      High employment and the "wealth effect" of a rising housing and stock market have buoyed consumer confidence. Discretionary income has risen as a result of depressed energy prices, low mortgage rates, and rising wages. If the domestic economy does slow down, consumers may become more concerned about job security. When investors receive third quarter statements from their brokers, money managers and mutual funds, they will realize that their net worth has been trimmed. Americans are paying more at the pump for gasoline and their home heating bills will be significantly higher this winter. Variable rate mortgage payments will increase and new fixed rate mortgages are higher. So, consumers will not be able to raise spending money by leveraging real estate assets--no more "take the home mortgage from $100,000 to $150,000 with the same monthly payments and pocket the difference". As aforementioned, the prices for imported goods are increasing. Will all this be enough to cause the American consumer to tighten the purse strings? Or, will a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--embolden the American consumer and keep the economic wheels moving here and abroad?

Deals, Deals, Deals--A Value Investors' Best Friend

      We have discussed some of the issues likely to impact the economy and the stock market over the short term. Being investors, not clairvoyants, we have not come to any rock solid conclusions. One thing we are much more certain about that is ongoing, and perhaps accelerating, is global consolidation. As economic borders continue to be eliminated and regulatory barriers fall, bigger is better. Companies that can extend their franchises and lower their costs will be the ultimate winners in the global economic village.

      Contrary to popular opinion, the future elimination of pooling of interest accounting in mergers is not going to slow what we have coined "The Third Great Wave of Takeovers". In fact, it will accelerate the process over the next year as deals get done ahead of the accounting rules changes. Beyond 2001, different accounting rules will be no match for the powerful economic forces that are driving global consolidation. Wall Street will learn to value companies based on free cash flow - earnings before interest, taxes, depreciation, and amortization (or EBITDA), minus capital expenditures. This method is already the valuation standard for several of the industries we have followed for years, including broadcasting and cable television. Free cash flow is what any savvy business buyer looks at when evaluating an acquisition in any industry. As more deals get done in a wider range of industries, corporate managements will wean Wall Street analysts and investors from net earnings oriented valuations (price/earnings ratios) and lead them to understand that free cash flow is the best barometer of the value of a business.

This Quarter's Scorecard

      Wireless communications stocks led the performance parade this quarter, with Western Wireless, VoiceStream Wireless, Rural Cellular Corp, and Aerial Communications (which is being acquired by VoiceStream) on our Top Ten performance list. Other big winners came from our usual eclectic mix of industry groups, including utilities (United Water Resources--which is being acquired by Suez Lyonnaise), precious metals (Echo Bay Mines), gaming (Park Place Entertainment), and broadcasting (Granite Broadcasting).

      This quarter's biggest disappointments were also strange bedfellows, including Earl Scheib (auto painting), Penton Media (publishing), and Modine Manufacturing (auto parts). We often see one quarter's heroes becoming the next quarter's goats and vice versa. Such is the nature of small cap investing. Our focus is on small companies with outstanding long term growth potential that are also likely takeover targets. We are willing to overlook temporary setbacks in our quest for attractive long term returns.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aztar Corp. (AZR - $10.25 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City; Tropicana Resort and Casino in Las Vegas; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also operates riverboats in Caruthersville, Missouri and Evansville, Indiana.

Carter-Wallace Inc. (CAR - $17.875 - NYSE) manufactures and sells consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet products. Such recognized brand names as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. Astelin, in its second year on the market, remains the only prescription antihistamine nasal spray in the U.S.

Celestial Seasonings Inc. (CTEA - $19.25 - Nasdaq), based in Boulder, Colorado, developed and popularized the herb tea category in the U.S. as a flavorful, non-caffeinated alternative to other hot beverages. With over 40 tea varieties under the Celestial Seasonings brand, CTEA is the largest manufacturer of herb teas with an estimated 50% market share. The company is expected to maintain its dominant position in the herb tea market. Celestial Seasonings is positioned to leverage its excellent brand name into dietary herbal supplements, green tea and wellness tea.

CLARCOR Inc. (CLC - $16.8125 - NYSE) is a U.S.-based manufacturer and distributor of engine/mobile and industrial/environmental filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy duty trucks, buses, cars and boats, as well as air and anti-microbial filters for factories, hospitals and clean rooms. CLARCOR's consumer packaging segment operates in two markets, custom-decorated metal containers and plastic closures, producing such products as Band-Aid containers, Rayovac battery shells and Kodak film canisters. Substantial cost savings and productivity improvements are expected through the end of the decade. The company has a history of bringing acquisitions profitably into the fold and is entering into strategic alliances in European and other markets.

Commonwealth Telephone Enterprises Inc. (CTCO - $44.00 - Nasdaq; CTCOB - $43.4375 - Nasdaq), located in Dallas, Pennsylvania, provides local, long distance and other telecommunications services in rural areas of Pennsylvania. CTCO was formed as the result of a restructuring of C-Tec Corp. in 1997. The company currently has over 300,000 access lines and is expanding into competitive local exchange carrier ("CLEC") businesses.

Ferro Corp. (FOE - $21.3125 - NYSE), based in Cleveland, is a global specialty chemical manufacturer. The company is a leading producer of frits, powder coatings, polymer additives and plastic compounds. New CEO Hector Ortino is positioning Ferro to be a premier specialty chemical provider by focusing on profitable growth and shareholder value. The company's new strategy of using mature, cash generating businesses in the portfolio to finance investments in "springboard" businesses should help to accelerate earnings per share growth.

Greif Bros. Corp. (GBCOA - $28.25 - Nasdaq), founded in 1877, is a proven leader in industrial packagings, manufacturing fiber, steel, plastic drums, IBC's, multiwall bags, corrugated boxes and specialty products. The company is fully integrated, from its 305,000 acres of timberlands to corrugated sheet and box operations, including both virgin and recycled paper mills. Management is striving to become a packaging solutions supplier for major companies. Earlier this year, Greif obtained a 49% interest in a French fiber drum business. Greif also expects to repurchase 400,000 shares of its stock during fiscal 1999.

Kaman Corp. (KAMNA - $12.75 - Nasdaq), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

Liberty Corp. (LC - $46.375 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review which may result in a spinoff.

Media General Inc. (MEG'A - $51.25 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of nearly 250,000. Media General also operates thirteen network television stations in Southeastern markets, including Tampa and Jacksonville, Florida. The relaxation of broadcast station ownership restrictions provided by the Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company produces newsprint from recycled newspapers at its Garden State Paper Co. In April, MEG'A announced the sale of its Virginia cable franchises to Cox Communications for $1.4 billion. In June, MEG'A sold its equity interest in the Denver Post to Media News Group and redeemed its preferred stock for a total of $92 million.

Pittway Corp. (PRY - $28.25 - NYSE) has completed the tax-free spin-off of Penton Media. Each Pittway shareholder received one share of Penton common stock for each share of Pittway stock held. This action leaves Pittway with its core business of manufacturing and distributing burglar and commercial fire alarm equipment. Pittway's ADI distribution unit is the largest supplier of alarm system components in the U.S. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink, a leading manufacturer of encryption equipment.

SL Industries Inc. (SL - $14.25 - NYSE), based in Mt. Laurel, New Jersey, designs, manufactures, and distributes power and data quality equipment and systems for industrial and consumer niche markets, as well as customized components and other products for a wide range of original equipment manufacturers. SL recently acquired the operating assets of Todd Products Corp. for $8.7 million.

Southwest Gas Corp. (SWX - $26.9375 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. Southwest is the nation's fastest growing natural gas distribution company. Southwest Gas' board of directors has approved a revised offer from Oneok Inc. (OKE - $30.3125 - NYSE) to purchase all outstanding SWX shares for $30.00 per share in cash, valuing Southwest Gas at approximately $1.8 billion, including assumed debt. Regulatory approvals from the Nevada PUC and the Arizona ACC have been obtained.

TV Guide Inc. (TVGIA - $39.125 - Nasdaq), formerly United Video Satellite Group, publishes TV Guide, the best-selling weekly magazine in the U.S. The company's other operations include the TV Guide Channel (an on-screen programming guide formerly called the Prevue Channel) and 40% of Superstar/Netlink Group, which sends programming from such providers as CNN, ESPN, and HBO to home satellite dishes. Other services include SpaceCom (satellite transmission services for radio programming, paging, and news services) and UVTV (distribution of superstations, such as Chicago's WGN, to cable television systems). News Corp. and AT&T's Liberty Media Group each hold about 49% of TV Guide's voting power and 44% of its equity.

United Television Inc. (UTVI - $112.75 - Nasdaq), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $56.125 - NYSE) television division. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 59%-owned by BHC Communications (BHC - $139.50 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market.

Watts Industries Inc. (WTS - $21.75 - NYSE), based in North Andover, Massachusetts, makes valves for the plumbing, heating and water quality, industrial, steam, oil and gas markets. In December 1998, the company announced plans to spin off its Circor International industrial oil and gas unit to shareholders. The spin-off was completed on October 6, 1999. Watts shareholders received one Circor share valued at $10.625 per share for every two Watts shares. Accordingly, the price of Watts was reduced by $5.3125 per share to reflect the spin-off. Watts will now focus on its existing plumbing and heating and water quality businesses.

Wynn's International Inc. (WN - $15.9375 - NYSE), founded in 1939, is a worldwide supplier of quality automotive and industrial components and specialty chemical products. The Automotive and Industrial Components Division includes Wynn's-Precision, a leader in sealing products and technology serving more than 1,000 customers in 14 industrial markets around the world, and Robert Skeels & Company, a regional wholesale distributor of builders' hardware products. The Specialty Chemicals Division is comprised of Wynn Oil Company and its subsidiaries, a worldwide manufacturer and marketer of specialty chemicals, equipment and related programs for automotive and industrial markets in over 100 countries. Wynn's has agreed to acquire Goshen Rubber Cos., a maker of O-rings, tetraseals, gaskets and other rubber, plastic and urethane products, for approximately $85 million.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      The proposal was first introduced at a Special Meeting of Shareholders held on May 18, 1999. This meeting was adjourned several times until July 21, 1999. Although the proposal received overwhelming support, the Fund did not receive the required majority of outstanding shares voting in favor of the proposal. The Board of Directors has set a new meeting on December 1, 1999 to reconsider this proposal to permit the Fund to offer addidional classes of shares.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

In Conclusion

      The third quarter of 1999 was a difficult period for stocks of all shapes and sizes. Although small cap stocks gave ground, it was a much more orderly retreat than we have seen during the market corrections of recent years. Small cap stocks are now remarkably inexpensive on historical, absolute, and relative bases. Corporate managements are taking advantage of bargains in their own companies' stocks and business buyers are out in force. When the current market storm abates, we believe the investing public will gravitate back to small companies with big futures.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                        Sincerely,

                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer

October 25, 19991

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

Liberty Corp.                           CLARCOR Inc.
United Television Inc.                  TV Guide Inc.
USA Networks Inc.                       Aztar Corp.
Carter-Wallace Inc.                     Celestial Seasonings Inc.
Pittway Corp.                           Kaman Corp.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1999
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

                COMMON STOCKS -- 95.0%

                Agriculture -- 0.0%

       7,500    Cadiz Inc.+ ......................    $    76,434    $    71,719
       5,000    Sylvan Inc. ......................         49,669         50,625
                                                      -----------    -----------
                                                          126,103        122,344
                                                      -----------    -----------
                Automotive: Parts and Accessories -- 4.6%
     100,000    Acktion Co.+ .....................      1,273,170        775,563
      68,000    GenCorp Inc. .....................      1,024,599      1,245,250
       8,000    Lund International
                  Holdings Inc.+ .................         89,730         51,500
      20,000    Meritor Automotive Inc. ..........        475,125        417,500
     125,000    Modine Manufacturing Co. .........      3,625,956      2,914,062
       5,250    Monro Muffler Brake Inc.+ ........         52,860         35,109
      45,000    Redlaw Industries Inc.+ ..........        145,909          7,734
       1,000    SPX Corp.+ .......................         16,550         90,750
     151,000    Standard Motor
                  Products Inc. ..................      2,457,169      2,935,062
      17,000    Strattec Security Corp.+ .........        427,208        595,000
      46,600    Superior Industries
                  International Inc. .............      1,257,079      1,304,800
     125,000    TransPro Inc. ....................      1,254,392        617,188
     190,000    Wynn's International Inc. ........      1,146,645      3,028,125
                                                      -----------    -----------
                                                       13,246,392     14,017,643
                                                      -----------    -----------
                Aviation: Parts and Services -- 3.3%
      15,000    AAR Corp. ........................        198,875        270,000
      33,000    Aviall Inc.+ .....................        439,108        338,250
      10,000    Barnes Group Inc. ................        236,562        200,625
      56,000    Curtiss-Wright Corp. .............      1,008,638      1,806,000
       7,500    Ducommun Inc.+ ...................         80,125         82,500
     121,125    Fairchild Corp., Cl. A+ ..........      2,133,144      1,241,531
      26,500    Hi-Shear Industries Inc.+ ........         58,141         68,320
     302,100    Kaman Corp., Cl. A ...............      5,471,464      3,851,775
      80,000    Moog Inc., Cl. A+ ................      1,630,172      2,310,000
                                                      -----------    -----------
                                                       11,256,229     10,169,001
                                                      -----------    -----------
                Broadcasting -- 8.0%
     200,000    Ackerley Group Inc. ..............      2,885,163      2,462,500
     200,000    Granite Broadcasting Corp.+ ......      2,041,391      2,225,000
      35,000    Gray Communications
                  Systems Inc. ...................        538,963        603,750
      50,000    Gray Communications
                  Systems Inc., Cl. B ............        664,282        718,750
      54,500    Hearst-Argyle
                  Television Inc.+ ...............        486,898      1,171,750
     167,000    Liberty Corp. ....................      5,392,917      7,744,625
     110,000    Paxson Communications
                  Corp.+ .........................      1,038,412      1,347,500
      55,000    Price Communications
                  Corp.+ .........................         73,333      1,378,438
      30,000    Salem Communications
                  Corp., Cl. A ...................        723,563        765,000
      50,000    United Television Inc. ...........      1,175,015      5,637,500
       1,500    Wink Communications Inc. .........         24,000         65,531
       3,000    Young Broadcasting
                  Inc., Cl. A+ ...................         91,082        157,125
                                                      -----------    -----------
                                                       15,135,019     24,277,469
                                                      -----------    -----------
                Building and Construction -- 1.6%
      15,000    Florida Rock Industries Inc. .....        246,550        521,250
      94,000    Nortek Inc.+ .....................      1,354,925      3,207,750
       8,000    Oakwood Homes Corp. ..............         89,148         36,000
      75,000    Republic Group Inc. ..............        427,065      1,045,313
                                                      -----------    -----------
                                                        2,117,688      4,810,313
                                                      -----------    -----------
                Business Services -- 2.4%
      24,000    Amway Asia Pacific Ltd. ..........        413,669        264,000
      36,641    Amway Japan Ltd., ADR+ ...........        364,408        164,884
      54,000    Berlitz International Inc.+ ......        969,192      1,137,375
      32,000    Burns International
                  Services Corp. .................        442,388        516,000
     610,400    Career Blazers Inc.+ .............        236,019        228,900
       6,000    Carlisle Holdings Ltd.+ ..........         30,250         62,063
      20,000    Data Broadcasting Corp.+ .........        114,002        151,250
       3,000    Data Transmission
                  Network Corp.+ .................         15,000         74,812
      40,000    Donnelley (R.H.) Corp. ...........        547,665        745,000
         343    Gartner Group Inc., Cl. A+ .......          6,813          5,467
      27,000    Industrial Distribution
                  Group Inc.+ ....................        310,906         89,437
      10,000    Landauer Inc. ....................        163,887        251,250
       5,000    MDC Communications
                  Corp., Cl. A+ ..................         53,950         52,188
      38,500    Nashua Corp.+ ....................        545,301        341,687
     109,500    National Processing Inc. .........        971,933        985,500
     110,000    Paxar Corp.+ .....................      1,288,411      1,058,750
      15,000    Pittson Brink's Group ............        421,959        347,813
      13,000    Princeton Video Image Inc.+ ......         84,250         60,937
      13,000    PubliCard Inc.+ ..................        145,900        110,500
      87,000    Trans-Lux Corp. (b) ..............        734,323        511,125
       8,000    Wackenhut Corp., Cl. A ...........        118,092        158,000
       6,187    Wackenhut Corp., Cl. B ...........         52,368         92,805
                                                      -----------    -----------
                                                        8,030,686      7,409,743
                                                      -----------    -----------
                Cable -- 1.5%
      18,000    Cablevision Systems Corp.,
                  Cl. A+ .........................        234,052      1,309,500
      45,000    UnitedGlobalCom Inc.,
                  Cl. A ..........................        671,906      3,223,125
                                                      -----------    -----------
                                                          905,958      4,532,625
                                                      -----------    -----------
                Closed-End Funds -- 1.3%
      45,000    Central European Equity
                  Fund Inc. ......................        608,109        554,063
      78,000    Dresdner RCM Europe
                  Fund Inc. ......................        611,900        966,420
      45,000    France Growth Fund Inc. ..........        476,793        635,625
      32,000    Germany Fund Inc. ................        358,820        428,000
      40,000    Italy Fund Inc. ..................        354,460        582,500
      65,000    New Germany Fund Inc. ............        764,184        767,812
      11,000    Spain Fund Inc. ..................        103,029        158,812
                                                      -----------    -----------
                                                        3,277,295      4,093,232
                                                      -----------    -----------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued)-- September 30, 1999
================================================================================

                                                                       Market
    Shares                                               Cost          Value
    ------                                               ----          -----

                COMMON STOCKS (Continued)
                Communications Equipment -- 0.3%
     104,000    Allen Telecom Inc.+ ..............    $ 1,078,908    $ 1,014,000
                                                      -----------    -----------
                Computer Software and Services -- 1.5%
       1,000    @Home Corp., Ser. A+ .............         10,375         41,438
       3,000    Anacomp Inc. .....................         47,205         49,406
      92,500    Bull Run Corp.+ ..................        323,638        364,219
       8,000    CDNow Inc.+ ......................        151,542         99,500
       3,000    Checkfree Holdings Corp.+ ........         27,120        123,375
       3,000    Cylink Corp. .....................         13,727         21,750
      25,000    Internet.com Corp.+ ..............        359,125        350,000
         200    Macromedia Inc.+ .................          2,370          8,175
      75,000    Phoenix Technologies Ltd.+ .......        543,985        839,062
      32,000    QuadraMed Corp.+ .................        269,780        240,000
     440,000    Tyler Technologies Inc.+ .........      1,797,730      1,952,500
     105,000    Xionics Document Technologies Inc.        670,124        616,875
                                                      -----------    -----------
                                                        4,216,721      4,706,300
                                                      -----------    -----------
                Consumer Products -- 4.7%
       3,000    Action Performance
                  Companies Inc.+ ................         86,846         63,188
      20,000    Adams Golf Inc.+ .................        103,995         61,250
     260,000    Carter-Wallace Inc. ..............      3,862,239      4,647,500
      50,000    Church & Dwight Co. Inc. .........        510,625      1,250,000
      12,000    Coachmen Industries Inc. .........         80,758        184,500
       3,000    Department 56 Inc.+ ..............         67,175         71,812
       8,000    French Fragrances Inc.+ ..........         78,490         54,000
      68,000    General Cigar Holdings Inc.+ .....        669,857        459,000
     133,500    General Cigar Holdings Inc.,
                  Cl. B+ (a) .....................      1,076,798        901,125
      58,000    General Housewares Corp. .........        760,055      1,627,625
      60,000    Genlyte Group Inc.+ ..............        229,060      1,425,000
       2,000    Harley-Davidson Inc. .............          9,425        100,125
     120,000    Hartmarx Corp.+ ..................        759,538        480,000
      10,000    Madden (Steven) Ltd.+ ............         86,785        129,375
      27,200    National Presto
                  Industries Inc. ................      1,131,471      1,050,600
      14,000    Nature's Sunshine
                  Products Inc. ..................        292,927        132,562
       3,000    Scotts Co., Cl. A+ ...............         46,028        103,875
       8,000    Skyline Corp. ....................        142,678        205,500
      14,000    Stewart Enterprises Inc., Cl. A ..         65,467         84,875
       3,000    TiVo Inc. ........................         48,000         89,813
     110,000    Weider Nutrition
                  International Inc. .............        753,386        350,625
      70,000    Wolverine World Wide Inc. ........        834,021        796,250
                                                      -----------    -----------
                                                       11,695,624     14,268,600
                                                      -----------    -----------
                Consumer Services -- 1.0%
      20,000    Bowlin Outdoor Advertising &
                  Travel Centers Inc.+ ...........         96,875        105,000
      40,000    Loewen Group Inc. ................         60,400         22,500
      17,000    Response USA Inc.+ ...............        108,580         24,969
     162,000    Rollins Inc. .....................      3,206,884      2,500,875
      25,000    Travel Services
                  International Inc.+ ............        500,950        287,500
                                                      -----------    -----------
                                                        3,973,689      2,940,844
                                                      -----------    -----------
                Diversified Industrial -- 5.9%
      99,500    Ampco-Pittsburgh Corp. ...........        966,406      1,343,250
       8,000    Anixter International Inc.+ ......         76,160        186,000
      65,000    Crane Co. ........................        812,778      1,458,438
      40,000    Furon Co. ........................      1,005,376        997,500
      37,500    Gardner Denver
                  Machinery Corp.+ ...............        210,363        567,187
      15,000    GATX Corp. .......................        605,000        465,938
      70,000    GenTek Inc. ......................        809,488        796,250
      36,000    Katy Industries Inc. .............        487,881        432,000
     450,000    Lamson & Sessions Co.+ ...........      2,581,337      2,334,375
      75,000    Lindsay Manufacturing Co. ........        725,857      1,471,875
      45,000    MagneTek Inc.+ ...................        469,439        402,187
      20,000    Myers Industries Inc. ............        390,458        355,000
     610,400    Noel Group Inc.+ .................        301,469        404,390
      40,000    Oil-Dri Corporation Of
                  America ........................        553,600        582,500
     115,000    Park-Ohio Holdings Corp.+ ........      1,644,512      1,437,500
      20,000    Standex International Corp. ......        591,844        540,000
       5,500    Thermo Power Corp.+ ..............         63,869         64,969
     190,000    Thomas Industries Inc. ...........      1,683,550      3,550,625
      60,000    WHX Corp.+ .......................        690,470        600,000
                                                      -----------    -----------
                                                       14,669,857     17,989,984
                                                      -----------    -----------
                Education -- 0.0%
      22,000    Whitman Education
                  Group Inc.+ ....................        109,868         77,000
                                                      -----------    -----------
                Electronics -- 1.5%
     645,000    Oak Technology Inc.+ .............      2,335,226      2,882,344
      46,000    Watkins-Johnson Co. ..............      1,230,506      1,543,875
                                                      -----------    -----------
                                                        3,565,732      4,426,219
                                                      -----------    -----------

                Energy and Utilities -- 4.5%
      35,000    AGL Resources Inc. ...............        660,415        568,750
       7,000    Aquarion Co. .....................        242,850        251,125
       6,000    Basin Exploration Inc.+ ..........         93,115        144,000
      20,000    Central Hudson Gas &
                  Electric Corp. .................        867,400        787,500
      81,660    Citizens Utilities Co., Cl. B+ ...        776,899        923,779
       1,500    Connecticut Water
                  Service Inc. ...................         41,040         44,250
      20,000    Eastern Enterprises ..............        800,500        928,750
      16,000    E'Town Corp. .....................        815,740        794,000
       5,000    Fall River Gas Co. ...............         77,138        104,688
      42,000    Florida Public Utilities Co. .....        655,350        771,750
     130,000    Kaneb Services Inc.+ .............        436,625        617,500
      15,000    Petroleum Geo-Services ASA+ ......        239,369        285,937
     300,000    RPC Inc. .........................      1,200,731      2,081,250
     110,000    Southwest Gas Corp. ..............      1,915,596      2,963,125
      15,000    Tesoro Petroleum Corp.+ ..........        209,500        247,500
       5,000    TransMontaigne Oil Co.+ ..........         71,188         75,000
      49,000    United Water Resources Inc. ......      1,062,894      1,598,625
      15,000    Wicor Inc. .......................        345,521        435,937
                                                      -----------    -----------
                                                       10,511,871     13,623,466
                                                      -----------    -----------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1999
================================================================================

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----

                COMMON STOCKS (Continued)

                Entertainment -- 5.5%
     105,000    Ascent Entertainment
                  Group Inc.+ ....................   $  1,254,088   $  1,443,750
      15,000    Dover Downs Entertainment Inc. ...        201,863        208,125
      45,000    Fisher Companies Inc. ............      2,918,370      2,677,500
      40,000    GC Companies Inc.+ ...............      1,803,272      1,200,000
       2,500    International Speedway Corp. .....         45,000        130,938
      10,000    Liberty Digital Inc. .............         43,671        233,125
       4,000    Loews Cineplex
                  Entertainment Corp.+ ...........         58,662         31,500
       3,000    Metromedia International
                  Group Inc.+ ....................         26,925         12,375
     175,000    Topps Co. Inc.+ ..................        764,370      1,312,500
     107,500    TV Guide Inc.+ ...................      1,595,313      4,205,937
     142,000    USA Networks Inc.+ ...............      2,230,436      5,502,500
                                                     ------------   ------------
                                                       10,941,970     16,958,250
                                                     ------------   ------------
                Equipment and Supplies -- 16.7%
      42,000    AFC Cable Systems Inc.+ ..........        837,638      1,785,000
      14,000    Alltrista Corp.+ .................        262,292        365,750
     145,000    AMETEK Inc. ......................      1,658,858      2,872,812
      20,500    Amphenol Corp., Cl. A+ ...........        693,791      1,016,031
     320,000    Baldwin Technology Co.
                  Inc., Cl. A+ ...................      1,529,709        760,000
      20,000    Belden Inc. ......................        297,375        410,000
       4,000    Bway Corp.+ ......................         66,250         39,750
      20,000    C&D Technologies Inc. ............        503,782        726,250
     259,000    CLARCOR Inc. .....................      3,003,923      4,354,437
       5,000    Commercial Intertech Corp. .......         66,438         60,312
      60,000    Core Materials Corp.+ ............        199,581        112,500
      43,000    CTS Corp. ........................         87,548      2,472,500
      65,000    Cuno Inc.+ .......................      1,008,408      1,291,875
       9,000    Danaher Corp. ....................        303,554        474,188
     257,600    Fedders Corp. ....................      1,536,999      1,545,600
     102,000    Flowserve Corp. ..................      2,128,056      1,695,750
      54,800    Franklin Electric Co. ............      1,687,631      3,616,800
      40,000    General Magnaplate Corp. .........         83,762         95,000
      70,000    Gerber Scientific Inc. ...........        955,212      1,566,250
      40,000    Global Industrial
                  Technologies Inc.+ .............        473,563        487,500
      17,775    Gorman-Rupp Co. ..................        276,467        277,734
      17,000    Graco Inc. .......................        433,361        557,813
     145,000    Hussmann International Inc. ......      1,990,678      2,465,000
      47,000    IDEX Corp. .......................        438,725      1,330,687
      32,000    Johnston Industries Inc.+ ........        254,514         78,000
     113,000    Kollmorgen Corp. .................      1,299,382      1,377,187
      10,000    K-Tron International Inc.+ .......         74,932        148,750
      10,000    Littelfuse Inc.+ .................         68,312        222,500
      22,000    Lufkin Industries Inc. ...........        389,520        335,500
      86,000    Mark IV Industries Inc. ..........      1,719,813      1,698,500
     115,000    Material Sciences Corp.+ .........      1,100,827      1,530,938
      20,000    Met-Pro Corp. ....................        271,619        212,500
     160,000    Pittway Corp. ....................      1,508,150      4,520,000
       2,000    Plantronics Inc.+ ................         15,396         99,500
      26,000    Raytech Corp.+ ...................        116,337        104,000
      10,000    Robbins & Myers Inc. .............         98,665        155,000
      30,000    Roper Industries Inc. ............        195,000      1,147,500
       3,500    Sames Corp.+ .....................         61,294         62,563
      40,000    Sequa Corp., Cl. A+ ..............      1,477,615      2,520,000
      13,500    Sequa Corp., Cl. B+ ..............        879,802        891,000
      56,000    SL Industries Inc. ...............        749,975        798,000
       1,000    Smith (A.O.) Corp. ...............         16,550         30,250
       9,000    Smith (A.O.) Corp., Cl. A ........        249,550        275,063
      74,000    SPS Technologies Inc.+ ...........      2,273,458      2,807,375
       5,000    Teleflex Inc. ....................         76,167        197,188
      15,000    Tennant Co. ......................        392,120        508,125
       5,000    Valmont Industries Inc. ..........         40,625         84,375
       7,875    Watsco Inc., Cl. B ...............         23,627         81,703
      30,000    Watts Industries Inc., Cl. A .....        491,536        652,500
                                                     ------------   ------------
                                                       34,368,387     50,917,556
                                                     ------------   ------------
                Financial Services -- 2.9%
      30,000    Argonaut Group Inc. ..............        737,000        753,750
      68,000    Berliner Bank Aktienge-
                  sellschaft .....................      1,408,705      1,205,667
      45,000    Danielson Holding Corp.+ .........        165,200        270,000
       3,000    Federal Agricultural
                  Mortgage Corp., Cl. C+ .........         24,000         59,813
      45,000    Gainsco Inc. .....................        291,025        278,438
      18,000    Hibernia Corp., Cl. A ............        140,063        209,250
       3,000    Landamerica Financial Group ......         41,015         59,250
      15,000    Metris Companies Inc. ............        211,831        441,562
     103,500    Midland Co. ......................      1,474,112      2,173,500
       1,500    Net.B@nk Inc.+ ...................          6,000         33,187
     223,000    Pioneer Group Inc.+ ..............      4,185,873      3,345,000
                                                     ------------   ------------
                                                        8,684,824      8,829,417
                                                     ------------   ------------
                Food and Beverage -- 3.9%
      12,000    Advantica Restaurant
                  Group Inc.+ ....................        124,642         36,375
      34,863    Buenos Aires Embotel-
                  ladora SA+ (a) .................              0              0
     216,000    Celestial Seasonings Inc.+ .......      2,468,481      4,158,000
       6,000    Cheesecake Factory Inc.+ .........         65,061        166,500
     200,000    Chock Full o'Nuts Corp.+ .........      1,423,155      2,175,000
       1,000    Farmer Brothers Co. ..............        133,895        166,000
      21,000    Genesee Corp., Cl. B .............        811,567        430,500
      10,000    International Multifoods
                  Corp. ..........................        199,921        230,000
      15,000    J & J Snack Foods Corp.+ .........        187,457        296,250
       8,000    Midwest Grain
                  Products Inc.+ .................        144,620         75,500
       1,000    Mondavi (Robert) Corp.+ ..........         34,250         37,563
       1,000    Northland Cranberries Inc.,
                  Cl. A ..........................          7,625          6,531
       2,000    Omni Nutraceuticals Inc. .........         11,500          4,250
     130,000    Pepsi-Cola Puerto Rico
                  Bottling Co.+ ..................        760,178        780,000
      40,000    Ralcorp Holdings Inc.+ ...........        575,759        707,500
      31,658    Tootsie Roll Industries Inc. .....        556,724      1,040,757
      90,000    Twinlab Corp.+ ...................      1,405,495        798,750
      48,000    Whitman Corp. ....................        740,400        684,000
                                                     ------------   ------------
                                                        9,650,730     11,793,476
                                                     ------------   ------------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1999
================================================================================

                                                                       Market
    Shares                                               Cost          Value
    ------                                               ----          -----

                COMMON STOCKS (Continued)

                Health Care -- 1.5%
      45,000    Inamed Corp.+ ....................   $    844,282   $  1,327,500
     140,000    IVAX Corp.+ ......................      1,392,206      2,310,000
      14,000    Life Technologies Inc. ...........        524,475        574,000
      48,000    Penwest Pharmaceuticals Co.+ .....        327,279        354,000
       3,620    U.S. Physical Therapy Inc.+ ......         22,625         28,055
      12,000    Women First Health
                  Care Inc.+ .....................        132,000         84,750
                                                     ------------   ------------
                                                        3,242,867      4,678,305
                                                     ------------   ------------
                Home Furnishings -- 1.0%
       7,000    Bassett Furniture
                  Industries Inc. ................        164,478        133,000
       2,000    Bed Bath & Beyond Inc.+ ..........         11,125         69,875
      17,000    Foamex International Inc. ........        145,935        119,000
      30,000    La-Z-Boy Chair Co. ...............        218,125        571,875
      50,000    Mikasa Inc. ......................        698,044        587,500
      70,000    Oneida Ltd. ......................        732,977      1,666,875
                                                     ------------   ------------
                                                        1,970,684      3,148,125
                                                     ------------   ------------
                Hotels and Gaming -- 4.5%
     410,000    Aztar Corp.+ .....................      2,675,870      4,202,500
     115,000    Boca Resorts Inc., Cl. A .........      1,532,875      1,207,500
      15,000    Boyd Gaming Corp.+ ...............        132,500         90,000
      20,000    Churchill Downs Inc. .............        416,463        462,500
      55,000    Extended Stay America Inc.+ ......        629,984        495,000
      94,000    Gaylord Entertainment Co. ........      2,840,954      2,773,000
     130,000    Jackpot Enterprises Inc.+ ........      1,525,807      1,137,500
       5,000    Jurys Hotel Group plc ............         27,762         46,029
      30,000    Lakes Gaming Inc.+ ...............        433,680        288,750
      80,000    Mirage Resorts Inc.+ .............        670,439      1,125,000
     100,000    Park Place Entertainment
                  Corp.+ .........................        966,845      1,250,000
      25,000    Penn National Gaming Inc. ........        248,260        237,500
       6,000    Station Casinos Inc.+ ............         40,050        139,500
     100,000    Trump Hotels & Casino
                  Resorts Inc.+ ..................        948,101        425,000
                                                     ------------   ------------
                                                       13,089,590     13,879,779
                                                     ------------   ------------
                Metals and Mining -- 0.6%
     210,000    Echo Bay Mines Ltd.+ .............        833,414        406,875
     190,000    Royal Oak Mines Inc.+ ............        322,487          7,756
      28,000    Stillwater Mining Co.+ ...........        379,317        752,500
       5,000    Toreador Royalty Corp.+ ..........         19,062         17,500
     545,000    TVX Gold Inc.+ ...................        925,628        681,250
                                                     ------------   ------------
                                                        2,479,908      1,865,881
                                                     ------------   ------------
                Paper and Forest Products -- 1.1%
     123,000    Greif Bros. Corp.+ ...............      2,331,134      3,474,750
                                                     ------------   ------------
                Publishing -- 4.3%
     121,278    Independent News &
                  Media plc ......................        380,260        638,897
       2,000    Lee Enterprises Inc. .............         61,037         54,750
      40,000    McClatchy Newspapers Inc.,
                  Cl. A ..........................        943,061      1,430,000
      60,000    Media General Inc., Cl. A ........      1,310,565      3,075,000
      23,000    Meredith Corp. ...................        329,933        835,187
     200,000    Thomas Nelson Inc. ...............      2,260,295      1,950,000
     185,000    Penton Media Inc. ................      2,032,750      3,006,250
      45,000    Pulitzer Inc. ....................        737,211      2,044,688
      12,000    Wiley (John) & Sons Inc., Cl. B ..         46,500        186,750
                                                     ------------   ------------
                                                        8,101,612     13,221,522
                                                     ------------   ------------
                Real Estate -- 1.1%
     150,000    Catellus Development Corp.+ ......      1,756,210      1,762,500
     118,000    Griffin Land &
                  Nurseries Inc.+ ................      1,471,129      1,275,875
       9,000    Gyrodyne Company Of
                  America Inc.+ ..................        154,267        180,563
                                                     ------------   ------------
                                                        3,381,606      3,218,938
                                                     ------------   ------------
                Retail -- 3.9%
      60,000    Aaron Rents Inc. .................        461,298      1,035,000
      46,000    Aaron Rents Inc., Cl. A ..........        211,041        678,500
       8,000    Borders Group Inc.+ ..............        156,937        117,500
     105,000    Burlington Coat Factory
                  Warehouse Corp. ................      1,120,021      2,073,750
      25,000    Coldwater Creek Inc.+ ............        488,166        500,000
      10,000    Gerald Stevens Inc.+ .............        120,000        140,000
     120,000    Ingles Markets Inc., Cl. A .......      1,532,344      1,582,500
     210,000    Lillian Vernon Corp. .............      3,383,836      2,625,000
       5,000    Midas Inc. .......................        129,344        103,125
      95,000    Neiman Marcus Group Inc.+ ........      1,272,266      2,220,625
     190,000    Scheib (Earl) Inc.+ ..............      1,301,170        522,500
     100,000    Sports Authority Inc.+ ...........        869,281        318,750
                                                     ------------   ------------
                                                       11,045,704     11,917,250
                                                     ------------   ------------
                Satellite -- 0.2%
       5,789    COMSAT Corp. .....................        224,527        171,499
       5,000    Pegasus Communications
                  Corp.+ .........................         81,245        225,625
      40,000    TCI Satellite Entertainment+ .....        174,875        160,000
                                                     ------------   ------------
                                                          480,647        557,124
                                                     ------------   ------------
                Specialty Chemicals -- 1.6%
      31,000    Airgas Inc.+ .....................        425,887        360,375
      24,000    Bush Boake Allen Inc.+ ...........        709,056        633,000
      38,000    Dexter Corp. .....................      1,149,374      1,417,875
      75,000    Ferro Corp. ......................      1,354,574      1,598,438
      70,000    General Chemical Group Inc. ......        270,982        240,625
         600    MacDermid Inc. ...................          2,200         20,437
      32,000    Penford Corp. ....................        281,839        436,000
      11,000    Sybron Chemicals Inc.+ ...........        180,612        167,750
                                                     ------------   ------------
                                                        4,374,524      4,874,500
                                                     ------------   ------------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1999
================================================================================

                                                                       Market
    Shares                                                Cost         Value
    ------                                                ----         -----

                COMMON STOCKS (Continued)

                Telecommunications -- 2.1%
      23,000    ARC International Corp.+ .........   $    125,555  $     34,500
       9,200    Atlantic Tele-Network Inc. .......         92,644        89,700
      47,300    Commonwealth Telephone
                  Enterprises Inc.+ ..............        875,751     2,081,200
      20,000    Commonwealth Telephone
                  Enterprises Inc., Cl. B+ .......        140,935       868,750
     100,000    Communications Systems
                  Inc. ...........................        556,544     1,162,500
      80,000    GST Telecommunications
                  Inc.+ ..........................        925,228       562,500
      10,000    RCN Corp.+ .......................         43,315       410,000
      40,000    Rogers Communications Inc.,
                  Cl. B+ .........................        315,878       672,500
      20,000    Viatel Inc.+ .....................        247,945       591,250
                                                     ------------  ------------
                                                        3,323,795     6,472,900
                                                     ------------  ------------
                Transportation -- 0.1%
       2,000    Irish Continental Group plc ......         18,259        20,221
      50,000    OMI Corp.+ .......................        313,120       128,125
                                                     ------------  ------------
                                                          331,379       148,346
                                                     ------------  ------------
                Wireless Communications -- 1.9%
      65,000    Aerial Communications Inc.+ ......        526,812     1,763,125
       8,000    Associated Group Inc., Cl. A+ ....        208,545       484,000
       1,000    Centennial Cellular Corp.+ .......         11,042        45,438
      40,000    CommNet Cellular Inc.+ ...........        541,737     1,252,500
      33,000    Corecomm Ltd.+ ...................        148,225     1,086,937
      10,000    Rural Cellular Corp., Cl. A+ .....        130,504       458,750
       8,000    Teligent Inc., Cl. A+ ............        172,000       397,500
       1,000    VoiceStream Wireless Corp.+ ......          8,043        61,719
       4,000    Western Wireless Corp., Cl. A+ ...         41,989       179,375
                                                     ------------  ------------
                                                        1,788,897     5,729,344
                                                     ------------  ------------
                TOTAL COMMON STOCKS                   223,505,898   290,164,246
                                                     ------------  ------------

    Principal                                                          Market
     Amount                                               Cost         Value
    ------                                                ----         -----

                CORPORATE BONDS - 0.0%

                Computer Software and Services-- 0.0%
       $ 500    MacNeal-Schwendler Corp.
                  Sub. Deb. Cv.
                  7.88%, 08/18/04 ................   $         27  $        438
                                                     ------------  ------------
                U.S. GOVERNMENT OBLIGATIONS -- 2.7%
   8,131,000    U.S. Treasury Bills,
                  4.55% to 4.83%++,
                  due 10/14/99 to 12/09/99 .......      8,085,001     8,085,045
                                                     ------------  ------------
                TOTAL
                  INVESTMENTS -- 97.7%............   $231,590,926   298,249,729
                                                     ============
                Other Assets and
                  Liabilities (Net) -- 2.3%                           7,152,987
                                                                   ------------
                NET ASSETS -- 100.00%
                  (13,986,794 shares outstanding)                  $305,402,716
                                                                   ============
                NET ASSET VALUE,
                  Offering and Redemption
                  Price Per Share                                  $      21.84
                                                                   ============

----------
      *     For Federal tax purposes:

                Aggregate cost ...................                 $232,831,027
                                                                   ============
                Gross unrealized appreciation ....                 $ 87,098,698
                Gross unrealized depreciation ....                  (21,679,996)
                                                                   ------------
                Net unrealized appreciation ......                 $ 65,418,702
                                                                   ============

(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares. (See Note 9.)
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR-- American Depositary Receipt.

                 See accompanying notes to financial statements.

                       The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities
September 30, 1999
================================================================================

Assets:
  Investments, at value
    (Cost $231,590,926) ................................          $ 298,249,729
  Cash .................................................                927,476
  Dividends receivable .................................                241,057
  Receivable for investments sold ......................              6,646,179
  Receivable for capital shares sold ...................                415,217
                                                                  -------------
  Total Assets .........................................            306,479,658
                                                                  -------------
Liabilities:
  Payable for investments purchased ....................                447,863
  Payable for capital shares redeemed ..................                135,352
  Payable for investment advisory fees .................                253,984
  Payable for distribution fees ........................                 63,500
  Payable for custodian fees ...........................                 10,600
  Other accrued expenses ...............................                165,643
                                                                  -------------
  Total Liabilities ....................................              1,076,942
                                                                  -------------
  Net Assets applicable to 13,986,794
    shares outstanding .................................          $ 305,402,716
                                                                  =============
Net Assets consist of:
  Capital stock, at par value ..........................          $      13,987
  Additional paid-in capital ...........................            207,929,481
  Accumulated net realized gain
    on investments and foreign currency
    transactions .......................................             30,800,314
  Net unrealized appreciation on investments
    and foreign currency transactions ..................             66,658,934
                                                                  -------------
  Total Net Assets .....................................          $ 305,402,716
                                                                  =============
  Net Asset Value, offering and redemption
    price per share ($305,402,716 / 13,986,794
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) .............                 $21.84
                                                                         ======

Statement of Operations
For the Year Ended September 30, 1999
================================================================================

Investment Income:
  Dividends (net of foreign taxes of $1,092) ...........          $   3,449,198
  Interest .............................................                192,041
  Other income .........................................                 64,841
                                                                  -------------
  Total Investment Income ..............................              3,706,080
                                                                  -------------
Expenses:
  Investment advisory fees .............................              3,024,908
  Distribution fees ....................................                758,069
  Shareholder services fees ............................                399,516
  Shareholder communications expenses ..................                147,493
  Custodian fees .......................................                 94,857
  Interest expense .....................................                 75,288
  Legal and audit fees .................................                 61,396
  Directors' fees ......................................                 35,200
  Registration fees ....................................                 32,417
  Miscellaneous expenses ...............................                 95,878
                                                                  -------------
  Total Expenses .......................................              4,725,022
                                                                  -------------
  Net Investment Loss ..................................             (1,018,942)
                                                                  -------------
Net Realized and Unrealized Gain
  on Investments:
  Net realized gain on investments
    and foreign currency transactions ..................             33,500,032
  Net realized loss on investments
    in securities of affiliated issuers ................               (722,439)
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions .......................................             19,961,942
                                                                  -------------
  Net realized and unrealized gain
    on investments and foreign currency
    transactions .......................................             52,739,535
                                                                  -------------
  Net increase in net assets resulting
    from operations ....................................          $  51,720,593
                                                                  =============

Statement of Changes in Net Assets
================================================================================

                                                                               Year Ended               Year Ended
                                                                           September 30, 1999       September 30, 1998
                                                                           ------------------       ------------------
Operations:
  Net investment loss .................................................      $  (1,018,942)            $    (451,816)
  Net realized gain on investments and foreign currency transactions ..         32,777,593                 9,637,886
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions .................................         19,961,942               (54,116,321)
                                                                             -------------             -------------
  Net increase (decrease) in net assets resulting from operations .....         51,720,593               (44,930,251)
                                                                             -------------             -------------
Distributions to shareholders:
  Net realized gain on investments ....................................         (8,006,838)              (40,993,996)
                                                                             -------------             -------------
  Total distributions to shareholders .................................         (8,006,838)              (40,993,996)
                                                                             -------------             -------------
Capital share transactions:
  Net increase (decrease) in net assets from capital share transactions        (16,130,819)               67,225,287
                                                                             -------------             -------------
  Net increase (decrease) in net assets ...............................         27,582,936               (18,698,960)
Net Assets:
  Beginning of period .................................................        277,819,780               296,518,740
                                                                             -------------             -------------
  End of period .......................................................      $ 305,402,716             $ 277,819,780
                                                                             =============             =============

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements
================================================================================

1. Organization. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $758,069, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1999, other than short term securities, aggregated $71,516,760 and $104,906,775, respectively.

6. Transactions with Affiliates. During the year ended September 30, 1999, the Fund paid brokerage commissions of $107,740 to Gabelli & Company, Inc. and its affiliates.

7. Line of Credit. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at September 30, 1999.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

The average amount of borrowings outstanding daily during the year ended September 30, 1999, was $1,351,670, with a related weighted average interest rate of 5.57%. The maximum amount borrowed at any time during the year ended September 30, 1999, was $11,290,000.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:


                                                           Year Ended                             Year Ended
                                                       September 30, 1999                     September 30, 1998
                                                     -----------------------                ------------------------
                                                       Shares           Amount              Shares              Amount
                                                       ------           ------              ------              ------
Shares sold ...................................     7,363,983        $155,723,402         17,952,500        $420,895,401
Shares issued upon reinvestment of dividends ..       386,789           7,658,321          1,837,926          39,129,545
Shares redeemed ...............................    (8,536,838)       (179,512,542)       (16,683,061)       (392,799,659)
                                                    ---------         -----------          ---------         -----------
  Net increase (decrease)                            (786,066)       $(16,130,819)         3,107,365        $ 67,225,287
                                                    =========         ===========         ==========         ===========


9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1999, is set forth below:

                                                                                                               Percent
                                           Shares                                                 Value at      Owned
                            Beginning     Purchased     Ending      Realized      Dividend       September     of Shares
                             Shares        (Sold)       Shares       (Loss)        Income         30, 1999    Outstanding
                            --------      --------     --------     --------      --------        --------    -----------
Trans-Lux Corp.               72,000       15,000        87,000    $        0    $   11,515   $  511,125         8.74%
Eskimo Pie Corp.             205,000     (205,000)           --      (648,294)       17,800           --         0.00%
GEO International Corp.    1,425,000   (1,425,000)           --       (74,145)           --           --         0.00%
                                                                   ----------    ----------   ----------
                                                                   $ (722,439)   $   29,315   $  511,125
                                                                   ==========    ==========   ==========

10. New Share Classes. On March 9, 1999, the Board of Directors of the Fund approved (subject to shareholder approval of Amendments to the Corporation's Articles of Incorporation to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares) to be effective upon the commencement of the offering of the New Share Classes. Amendments to the Corporation's Articles of Incorporation will be presented for approval at a Special Meeting of Shareholders to be held on December 1, 1999.

The Gabelli Small Cap Growth Fund
Financial Highlights
================================================================================
Selected data for a share of capital stock outstanding throughout each period:


                                                                 Year Ended September 30,
                                                  --------------------------------------------------
                                                   1999        1998       1997        1996        1995
                                                   ----        ----       ----        ----        ----
Operating performance:
     Net asset value, beginning of period ..      $18.81      $25.42     $20.02       $19.34      $17.24
                                                  ------      ------     ------       ------      ------

     Net investment loss ...................       (0.07)      (0.03)     (0.07)       (0.09)      (0.04)
     Net realized and unrealized gain (loss)
       on investments ......................        3.63       (2.99)      7.70         2.11        3.17
                                                  ------      ------     ------       ------      ------
     Total from investment operations ......        3.56       (3.02)      7.63         2.02        3.13
                                                  ------      ------     ------       ------      ------

Distributions to shareholders:
     Net realized gain on investments ......       (0.53)      (3.59)     (2.23)       (1.34)      (1.03)
                                                  ------      ------     ------       ------      ------
     Total distributions ...................       (0.53)      (3.59)     (2.23)       (1.34)      (1.03)
                                                  ------      ------     ------       ------      ------
     Net asset value, end of period ........      $21.84      $18.81     $25.42       $20.02     $ 19.34
                                                  ======      ======     ======       ======     =======

     Total return+ .........................       19.24%     (13.53)%    42.22%       10.97%      19.66%
                                                  ======      ======     ======       ======     =======
Ratios to average net assets and
     supplemental data:
     Net assets, end of period (in 000's) ..    $305,403    $277,820   $296,519     $223,239    $231,156
     Ratio of net investment loss
       to average net assets ...............       (0.34)%     (0.14)%    (0.36)%      (0.42)%     (0.24)%
     Ratio of operating expenses
       to average net assets (a) ...........        1.56%       1.44%      1.62%        1.58%       1.54%
     Portfolio turnover rate ...............          24%         20%        14%          11%         17%


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The Fund incurred interest expense during the fiscal years ended September 30, 1999 and 1997. If the interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.53% and 1.52%, respectively.

               See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Report of Ernst & Young LLP, Independent Auditors
================================================================================

To the Shareholders and Board of Directors of The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

New York, New York
November 1, 199923

--------------------------------------------------------------------------------

                  1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1999, the Fund paid to shareholders, on December 21, 1998, long term capital gains totaling $0.534 per share.

--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                        1-800-GABELLI after 6:00 P.M.) 1

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

Karl Otto Pohl
Former President
Deutsche Bundesbank

Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

James E. McKee
Secretary

Bruce N. Alpert
Vice President and Treasurer

                                   Distributor

                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent

                       State Street Bank and Trust Company

                                  Legal Counsel

                   Skadden, Arps, Slate, Meagher & Flom LLP 1

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
GAB443Q399SR